Exhibit 99.1

              ROYAL PRECISION ANNOUNCES NOTICE OF NASDAQ DELISTING

                              For Immediate Release

Contact: FRANK MERTES, Vice President - Finance and Chief Financial Officer Royal Precision, Inc. (860) 618-4143
          INTERNET: WWW.ROYALPRECISION.COM

          RCG Capital Markets Group, Inc. (480) 675-0400
          RETAIL: JOE DORAME
          ANALYSTS/INSTITUTIONAL: JOE DIAZ
          MEDIA: JEFF STANLIS
          INTERNET: WWW.RCGONLINE.COM

(FEB.  21, 2002) - TORRINGTON,  Connecticut  - Royal  Precision,  Inc.  (Nasdaq:
RIFL), today announced that it received a Nasdaq Staff Determination dated February 15, 2002. The letter indicates that the Company did not comply with either the minimum net tangible assets or minimum stockholders' equity set forth in Marketplace Rule 4450(a)(3).

The Company will not appeal the Staff Determination as the Company does not anticipate that it would meet the above referenced Nasdaq National Market standards or the applicable Nasdaq SmallCap market value of publicly held shares ("MVPHS") standard within the times required. As such, the Company's common stock will be delisted from The Nasdaq National Market at the opening of business on February 25, 2002. However, the Company intends to pursue one or more market makers to quote its common stock on the OTC Bulletin Board commencing with the opening of business on February 25, 2001 under the ticker symbol (OTC.BB: RIFL OB). The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last-sales prices, and volume information in over-the-counter securities. Information regarding the OTC Bulletin Board can be found on the Internet at www.otcbb.com.

Royal Precision, Inc. is a leading designer, manufacturer and distributor of high-quality innovative golf club shafts, including the Rifle shaft featuring the Company's "Frequency Coefficient Matching" technology, or "FCM," designed to provide consistent flex characteristics to all the clubs in a golfer's bag. Royal Precision, Inc. is also a designer and distributor of Royal Grip(R) golf club grips offering a wide variety of standard and custom models, all of which feature durability and a distinctive feel and appearance.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE
PRIVATE  SECURITIES   LITIGATION  REFORM  ACT  OF  1995.  THESE  FORWARD-LOOKING
STATEMENTS ARE OFTEN  CHARACTERIZED BY THE TERMS "MAY," "BELIEVES,"  "PROJECTS,"
"EXPECTS,"  OR  "ANTICIPATES,"   AND  DO  NOT  REFLECT  HISTORICAL  FACTS.  SUCH
STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY'S FUTURE RESULTS FROM OPERATIONS. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.
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Forward-looking  statements are based on the current beliefs and expectations of the Company's management and are subject to significant risks, uncertainties and other factors, which may cause actual results, performance, or achievements of the Company to be materially different from those expressed or implied by such forward-looking statements. Factors that could affect the Company's results and
cause  them  to  be   materially   different   from  those   contained   in  the
forward-looking statements include: the intention to seek to have market makers quote the Company's common stock on the OTC Bulletin Board, uncertainties
relating  to  general   economic   conditions;   the  Company's   dependence  on
discretionary consumer spending; the Company's dependence on demand from original equipment manufacturers; the Company's dependence on international sales; the cost and availability of raw materials; the timeliness and market
acceptance  of  the  Company's  new  product   introductions;   the  competitive
environment in which the Company operates; seasonality of sales, which results in fluctuations in operating results; the Company's ability to protect its intellectual property rights; the Company's reliance on third party suppliers; changes in the financial markets relating to the Company's capital structure and cost of capital; increased costs related to environmental regulations and/or the failure of third parties to fulfill their indemnification and remediation obligations to the Company; work stoppages or slowdowns; the Company's limited operating history; the Company's ability to successfully launch new products; and other factors that management is currently unable to identify or quantify, but may arise or become known in the future. Additional factors that could cause actual results to differ materially from those expressed in such forward-looking statements are included in Exhibit 99.1 to the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2001.